UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 30
,
2023
BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada 00-56262	87-2903933
(State or other jurisdiction of incorporation)	(Commission File Number)
(I.R.S. Employer Identification No.)

1349 East Broad Street
,
Columbus
, OH
43205
(Address of principal executive offices)
1 (614) 369-9898
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 30, 2023, the Board of Directors (the “
Board
”) of Better For You Wellness (the “
Company
”) was notified by the Company’s independent registered public accounting firm, GBQ Partners LLC
(“GBQ”),
that the following previously filed financial statements of the Company should not be relied upon:

1.
The Company’s unaudited financial statement for the quarterly period ended November 30, 2021, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the Securities and Exchange Commission (“
SEC
”) on January 6, 2022;

2.
The Company’s audited consolidated financial statements for the fiscal year ended February 28, 2022, contained in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, originally filed with the SEC on June 15, 2022 (the “
Annual Report
”, which along with the Quarterly Report are referred to herein as the “
Reports
”) and

3.
The Company’s unaudited financial statement for the quarterly period ended May 31, August 31, and November 30, 2022, contained in the Company’s Quarterly Report on Form 10-Q/A, filed with the Securities and Exchange Commission (“
SEC
”) in March 2023.

GBQ informed the Board that, in May 2023, information came to its attention that the valuation of stock options granted to directors dated September 30, 2021, based on the Black–Scholes model of valuation, was wrongly calculated due to an error in input variable of grant date resulting in changes in call value for stock options expense recognition. GBQ concluded this investigation on May 30, 2023, and notified the Board that the Company should have accounted correct stock price dated September 30, 2021, for the calculation of stock-based compensation.

The Company will, as soon as is practicable, make the appropriate adjustments to the above-referenced reports by filing 10K for the fiscal year ended February 28, 2023, which will include restated consolidated financial statements and notes thereto and any other appropriate revisions for the year ended February 28, 2022.

The Board discussed the matters described in this Item 4.02 with representatives of GBQ. In accordance with Item 4.02(c) of Form 8-K, the Company provided GBQ with a copy of the statements set forth in this Item 4.02 prior to filing this Current Report on Form 8-K with the SEC. The Company requested that GBQ furnish the Company with a letter to the SEC stating whether GBQ agrees with the above statements in this Item 4.02 as required by SEC rules. GBQ has furnished the requested letter, which is attached as Exhibit 7.1 to this Report.

Item 9.01 – Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
7.1
 GBQ Letter regarding the valuation of stock options granted to directors dated September 30, 2021, and the need to account for the correct stock price dated September 30, 2021, to calculate stock-based compensation for said time.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER FOR YOU WELLNESS, INC.

By:	/s/ Ian James
Ian James.
Chief Executive Officer

Date: May 30, 2023